Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Other Intangible Assets
9	GOODWILL AND OTHER INTANGIBLE ASSETS

(a) Intangible assets, net

	December 31,
	2012	2013
	RMB	RMB

Amortized intangible assets
Favorable lease contracts
Cost	3,692	—
Less: Accumulated amortization	(3,692)	—

	—	—

Unamortized intangible assets
Operating rights (Note 8)	2,868	2,509

Total intangible assets	2,868	2,509

As of December 31, 2012, the Group’s amortized intangible assets represented favorable lease contracts acquired in business combinations. The Group amortizes these favorable lease contracts on a straight-line basis over the remaining lease term ranging from 2 to 6 years from the date of acquisition. As of December 31, 2012, the favorable lease contracts was fully amortized.

Amortization expense for intangible assets was RMB191, RMB219 and nil for the years ended December 31, 2011, 2012 and 2013, respectively and was included in general and administrative expenses.

Operating right represents the legal right acquired in business combination to operate drugstores in certain areas where only one drugstore is permitted to operate according to governmental regulations. Management believes there is no foreseeable limit on the period of time over which the operating right is expected to contribute to the cash flow of the Group. As a result, the operating right is considered to have an indefinite life.

During the year ended December 31, 2013, one of the four stores acquired by Shanghai Nepstar was closed down and the related intangible asset of RMB0.4 million was written off accordingly.

(b) Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2012 and 2013 were as follows:

	December 31,
	2012	2013
	RMB	RMB
Gross goodwill as of January 1	51,819	51,819
Accumulated impairment losses	—	—

Net goodwill as of December 31	51,819	51,819